Exhibit 10.3
AMENDMENT No. 2 TO AMENDED AND RESTATED
LETTER AGREEMENT DCT-022/03
This Amendment No. 2 to Amended and Restated Letter Agreement DCT-022/03, dated as of March 14, 2008 (“Amendment No. 2”) relates to the Amended and Restated Letter Agreement DCT-022/03 (the “Letter Agreement”) between Embraer -Empresa Brasileira de Aeronáutica S.A. (“Embraer”) and US Airways Group, Inc. (“Buyer”) dated June 13, 2006 as amended from time to time (collectively referred to herein as “Agreement”). This Amendment No. 2 is between Embraer and Buyer, collectively referred to herein as the “Parties”.
This Amendment No. 2 sets forth additional agreements between Embraer and Buyer with respect to the matters set forth herein.
Except as otherwise provided for herein, all terms of the Letter Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 2, which are not defined herein shall have the meaning given in the Letter Agreement. In the event of any conflict between this Amendment No. 2 and the Letter Agreement the terms, conditions and provisions of this Amendment No. 2 shall control.
WHEREAS, Embraer and Buyer entered into the Amended and Restated Purchase Agreement DCT — 021/03 dated June 13, 2006 (“Purchase Agreement”) and further entered into Amendment No. 4 to the Purchase Agreement on March 14, 2008 (“Amendment 4 to Purchase Agreement”);
WHEREAS, pursuant to Amendment 4 to Purchase Agreement, Embraer and Buyer agreed to revised the Additional Aircraft Delivery Schedule and Option Aircraft Delivery Schedule; and
WHEREAS, in connection with Amendment 4 to Purchase Agreement, Embraer and Buyer agree to enter into certain amendments and modifications to the Letter Agreement;
NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged Embraer and Buyer hereby agree as follows:
1.	Confirmation of the Additional Aircraft:

Article 21 of the Letter Agreement shall be revised on the fourth line of such article by deleting the wording “ ** ” and replacing it by “ ** ”.

2.	Miscellaneous

All other terms and conditions of the Letter Agreement, which are not specifically amended or modified by this Amendment No. 2, shall remain in full force and effect without any change.
[Signature page follows]

** Confidential Treatment Requested

Amendment No. 2 to Letter Agreement DCT-022/03	Page 1 of 2

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 2 to Letter Agreement to be effective as of the date first written above.

EMBRAER – Empresa Brasileira de		US Airways Group, Inc.
Aeronáutica S.A.

By:	/s/ Mauro Kern Junior	By:	/s/ Thomas T. Weir

Name:	Mauro Kern Junior	Name:	Thomas T. Weir
Title:	Executive Vice President	Title:	Vice President and Treasurer

By:	/s/ Jose Luis D. Molina	Date:	March 14, 2008

Name:	Jose Luis D. Molina	Place:	Tempe, Arizona USA
Title:	Vice President Contracts
Date:	March 14, 2008
Place:	S. Jose Dos Campos, Brazil

Witness:	/s/ Julieta Diederichsen	Witness:	/s/ David Lin

Name:	Julieta Diederichsen	Name:	David Lin

Amendment No. 2 to Letter Agreement DCT-022/03